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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 23, 2004

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                            PARK PHARMACY CORPORATION
             (Exact name of registrant as specified in its charter)

           COLORADO                       000-15379              84-1029701
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


      10711 PRESTON ROAD, SUITE 250                                 75230
             DALLAS, TEXAS                                        (Zip code)
(Address of principal executive offices)

        Registrant's telephone number, including area code: 972-860-0200

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ITEM 5. Other Events and Required FD Disclosure.

         On November 13, 2003, Ascendant Solutions, Inc. (the "Purchaser") and Park Pharmacy Corporation Inc., a Colorado corporation (the "Company") jointly filed a First Amended Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code Proposed by the Company and the Purchaser (the "Joint Plan") and an Amended Disclosure Statement in Support of First Amended Plan of Reorganization of the Company under Chapter 11 of the U.S. Bankruptcy Code Proposed by the Company and the Purchaser (the "Disclosure Statement").

         The Purchaser, through its wholly-owned subsidiary Dougherty's Holdings, Inc. ("DHI"), proposes to acquire substantially all of the assets of the Company (the "Assets") pursuant to the Joint Plan and the Asset Purchase Agreement (the "Agreement") entered into December 9, 2003 between the Company and DHI. The Company has been operating as a debtor in possession since December 2, 2002. The Assets being purchased include all of the cash and certain other

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assets of the Company and all equity interests of the following entities (each wholly-owned by the Company): (i) Dougherty's Pharmacy, Inc., (ii) Park Operating GP, LLC, (iii) Park LP Holdings, Inc., (iv) Park-Medicine Man GP LLC
(v) Park Infusion Services, L.P., and (vi) Park-Medicine Man, L.P.

         The Disclosure Statement was approved by the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court"), on December 11, 2003. On December 11th, the Bankruptcy Court also approved a Joint Motion: (A) for Approval of Bid Procedures in the Event of Competing Bids, (B) Payment of Termination Fee, and (C) Approval of Deposit Agreement ("Joint Bid Procedures Motion"), which was jointly filed by the Company and the Purchaser on November 13, 2003. The Disclosure Statement (as amended and filed on December 22, 2003), the Joint Plan (as amended and filed on December 22, 2003) and ballots for creditors entitled to vote for the Joint Plan were mailed on December 23, 2003.

         In connection with the procedure approved in the Joint Bid Procedures Motion, one other party attempted to submit a bid for the Assets of the Company. However, at a hearing which concluded on February 19, 2004, the Bankruptcy Court found that the bid submitted by the third party was not a qualified bid in compliance with the procedures and protocol established in the Joint Bid Procedures Motion. With respect to confirmation of the Joint Plan, certain objections were filed to the Joint Plan, however, all objections were either withdrawn, overruled or negotiated and the Joint Plan was confirmed at a hearing which occurred on February 23, 2004. The Joint Plan incorporates and approves the purchase of the Assets by the Purchaser pursuant to the Agreement.

         The proposed acquisition of the Assets is anticipated to be completed on or before March 31, 2004. There can be no assurances that the acquisition will close nor that the Purchaser will be able to integrate and execute the Company's business successfully.


                                    SIGNATURE

         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PARK PHARMACY CORPORATION

                                       Date: February 23, 2004


                                       By: /s/ Craig Mackey
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                                           Craig Mackey,
                                           President and Chief Operating Officer